SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2003

BRIDGE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

New York	000-18546	11-2934195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway, Bridgehampton, New York 11932

(Addresses of Principal Executive Offices, including Zip Code)

(631) 537-1001

(Registrant’s Telephone Number, including Area Code)

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated July 16, 2003.

Item 9.    Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report on Form 8-K of Bridge Bancorp, Inc. is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of the Securities and Exchange Commission’s (the “SEC”) Form 8-K in accordance with the guidance provided under SEC Release No. 34-47583.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Bridge Bancorp, Inc., dated July 16, 2003, reporting Bridge Bancorp, Inc.’s financial results for the quarter ended June 30, 2003.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE BANCORP, INC.

By:	/s/ Thomas J.Tobin
Thomas J. Tobin President and Chief Executive Officer

Date:    July 16, 2003

3

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated July 16, 2003.